Basis of Presentation and Business Description (Policies)	1 Months Ended
Oct. 31, 2018
Accounting Policies [Abstract]
Cash and Cash Equivalents

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents.

The Company maintains cash and cash equivalent balances at financial institutions that are insured by the Federal Deposit Insurance Corporation (FDIC).

Circumstances surrounding "checks awaiting deposit"

Circumstances surrounding “checks awaiting deposit”:

Checks awaiting deposit are checks that are outstanding for a longer than normal period of time and are infrequent and even rare during the normal course of business. Checks awaiting deposits as reported on the balance sheet ending 10/31/18 are solely due to one single check received by the Company. The check was dated October 29th, 2018, The check was received as a result of a stock purchase transaction during the early stages of the Company’s formation. Due to administrative issues on the Company’s side and administrative issues on the purchaser’s side, collectively, caused unique delays in the Company’s processing of the check. The funds were cleared and available to the Company on January 10, 2019.

Recently Issued Accounting Standards

Recently Issued Accounting Standards

The Financial Accounting Standards Board and the Securities Exchange commission have issued certain accounting standards updates and regulations that will become effective in subsequent periods. Management does not believe that any of those updates would have significantly affected the Company’s financial accounting measures or disclosures had they been in effect in 2018, and it does not believe that any of those pronouncements will have a significant impact on the Company’s financial statements at the time they become effective.